                                                                    EXHIBIT 10.1

                      EIGHTH AMENDMENT TO THIRD AMENDED AND
                            RESTATED CREDIT AGREEMENT
                           DATED AS OF APRIL 18, 2005

            This EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this "Amendment") is among CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation (the "Borrower"), the Lenders (as defined below) and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

      A. The Borrower, the lenders party thereto (the "Lenders"), the Administrative Agent, Lehman Brothers Inc., as lead arranger and sole book-running manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, and Societe Generale, as documentation agent, have entered into a Third Amended and Restated Credit Agreement, dated as of May 3, 2002 (together with all Annexes, Exhibits and Schedules thereto and as amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; terms defined in Section 1 hereof are used herein as defined therein); and

      B. The Borrower desires to amend the Credit Agreement to (i) permit the incurrence of additional Indebtedness to be used for the purpose of prepaying the Tranche D Term Loans and paying fees, costs and expenses incurred in connection therewith or relating thereto and (ii) either (x) reduce the Applicable Margin on the Revolving Credit Loans or (y) permit an additional revolving credit facility, and the Lenders have agreed to amend the Credit Agreement upon the terms, and subject to the conditions, set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT RELATING TO TRANCHE E TERM LOANS.

            (a) The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                  "Eighth Amendment": the Eighth Amendment to this Agreement, dated as of April 18, 2005.

                  "Eighth Amendment Effective Date": the "Eighth Amendment
            Effective Date", as defined in the Eighth Amendment.

                  "Tranche E Term Loan": as defined in Section 2.1.

                  "Tranche E Term Loan Commitment": as to any Tranche E Term
            Loan Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder, in a principal amount not to exceed the amount set forth under the heading "Tranche E Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender or in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof; provided that the original aggregate amount of the Tranche E Term Loan Commitments is $140,000,000.

                  "Tranche E Term Loan Lender": each Lender that has a Tranche E
            Term Loan Commitment or which is the holder of a Tranche E Term
            Loan.

                  "Tranche E Term Loan Percentage": as to any Tranche E Term
            Loan Lender at any time, the percentage which the aggregate principal amount of such Lender's Tranche E Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche E Term Loans then outstanding.

            (b) The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following row at the bottom of the table set forth therein:

Tranche E Term Loans                    0.75%           1.75%

            (c) The definition of "Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended to insert the phrase "the Tranche E Term Loan Commitment," immediately after the phrase "the Tranche D Term Loan Commitment,".

            (d) The definition of "Consolidated Fixed Charges" contained in
Section 1.1 of the Credit Agreement is hereby amended to replace the term "Tranche D Term Loans" with the term "Tranche E Term Loans".

            (e) The definition of "Facility" contained in Section 1.1 of the Credit Agreement is hereby amended (i) to re-letter clause (e) as clause (f) and
(ii) to insert the following new clause (e): "(e) the Tranche E Term Loan Commitments and the Tranche E Term Loans made thereunder (the "Tranche E Term Loan Facility"),".

            (f) The definition of "Interest Period" contained in Section 1.1 of the Credit Agreement is hereby amended to replace the phrase "or the Tranche D Term Loans" with the following phrase: ", the Tranche D Term Loans or the Tranche E Term Loans".

            (g) The definition of "Qualified Trust Indebtedness" contained in
Section 1.1 of the Credit Agreement is hereby amended (i) to replace the term "Tranche D Term Loans" with the term "Tranche E Term Loans" and (ii) to replace the term "Restatement Effective Date" with the term "Eighth Amendment Effective Date".

            (h) The definition of "Qualified Trust Preferred Stock" contained in
Section 1.1 of the Credit Agreement is hereby amended to replace the term "Tranche D Term Loans" with the term "Tranche E Term Loans".

            (i) The definition of "Term Loan Facilities" contained in Section
1.1 of the Credit Agreement is hereby amended (i) to replace the word "and" with "," and (ii) to insert "and the Tranche E Term Loan Facility" at the end thereof.

            (j) The definition of "Term Loan Lenders" contained in Section 1.1 of the Credit Agreement is hereby amended (i) to replace the word "and" with "," and (ii) to insert "and the Tranche E Term Loan Lenders" at the end thereof.

            (k) The definition of "Term Loans" contained in Section 1.1 of the Credit Agreement is hereby amended (i) to replace the word "and" with "," and
(ii) to insert "and the Tranche E Term Loans" at the end thereof.

            (l) The first sentence of Section 2.1 of the Credit Agreement is hereby amended to replace the word "and" immediately preceding clause (d) thereof with "," and to insert the following new clause (e) after the end thereof: "and (e) subject to the terms and conditions of the Eighth Amendment, each Tranche E Term Loan Lender severally agrees to make a term loan on the Eighth Amendment Effective Date (a "Tranche E Term Loan") in an amount not to exceed the amount of the Tranche E Term Loan Commitment of such Lender".

            (m) The second sentence of Section 2.1 of the Credit Agreement is hereby amended (i) to replace the term "Tranche D Term Loan Commitments" with the term "Tranche E Term Loan Commitments" and (ii) to replace the term "Third Amendment Effective Date" with the term "Eighth Amendment Effective Date".

            (n) Section 2.2 of the Credit Agreement is hereby amended to insert the following new clause (v):

                  "(v) The Borrower shall give the Administrative Agent irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 12:00 noon, New York City time, one Business Day prior to the anticipated Eighth Amendment Effective Date) requesting that the Tranche E Term Loan Lenders make the Tranche E Term Loans on the Eighth Amendment Effective Date and specifying the amount to be borrowed. The Tranche E Term Loans made on the Eighth Amendment Effective Date shall initially be Base Rate Loans or Eurodollar Loans with the Interest Period determined in accordance with this Section 2.2(v). Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche E Term Loan Lender thereof. Not later than 12:00 noon, New York City time, on the Eighth Amendment Effective Date each Tranche E Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche E Term Loan to be made by such Lender (or notify the Administrative Agent to convert Tranche D Term Loans to Tranche E

                  Term Loans in an aggregate principal amount equal to such Tranche E Term Loan Lender's pro rata share of Tranche D Term Loans immediately prior to the effectiveness of the Eighth Amendment, expressed as a percentage, multiplied by $140,000,000). The Administrative Agent shall make available to the Borrower the aggregate of amounts made available to the Administrative Agent by the Tranche E Term Loan Lenders in like funds. Tranche E Term Loan Commitments in existence on the Eighth Amendment Effective Date and not funded on the Eighth Amendment Effective Date will terminate on such date. To the extent that Tranche D Term Loans are repaid with proceeds of Tranche E Term Loans, such Tranche D Term Loans shall be deemed to have been assigned and transferred to the Tranche E Term Loan Lenders (to be allocated amongst such Lenders at the Administrative Agent's discretion) and thereafter shall be outstanding as Tranche E Term Loans held by the Tranche E Term Loan Lenders subject to and in accordance with all terms, conditions and provisions of this Agreement applicable to the Tranche E Term Loans. The Interest Period (and the respective Eurodollar Rate) in effect on the Eighth Amendment Effective Date in respect of the Tranche D Term Loans that are being converted to Tranche E Term Loans on the Eighth Amendment Effective Date (the "Current Interest Period") will continue to be in effect for such Tranche E Term Loans following the Eighth Amendment Effective Date and will end on the last day of the Current Interest Period, and for any Tranche E Term Loans funded on the Eighth Amendment Effective Date the initial Interest Period will end on the last day of the Current Interest Period and the Eurodollar Rate during such initial Interest Period will equal the Eurodollar Rate applicable to the converted Tranche E Term Loans during the Current Interest Period."

            (o) Section 2.3 of the Credit Agreement is hereby amended to insert the following clause (e) at the end thereof:

                  "(e) The Tranche E Term Loan of each Tranche E Term Loan
            Lender shall mature in 12 consecutive quarterly installments, commencing on June 30, 2005, each of which shall be in an amount equal to such Lender's Tranche E Term Loan Percentage multiplied by the amount set forth below opposite such installment (which amount shall be reduced as the result of the application of prepayments in accordance with Section 2.18):

Installment                                  Principal Amount
-------------------                          ----------------
June 30, 2005                                $350,000
September 30, 2005                           $350,000
December 31, 2005                            $350,000
March 31, 2006                               $350,000
June 30, 2006                                $350,000
September 30, 2006                           $350,000

Installment                                  Principal Amount
-------------------                          ----------------
December 31, 2006                            $   350,000
March 31, 2007                               $   350,000
June 30, 2007                                $34,300,000
September 30, 2007                           $34,300,000
December 31, 2007                            $34,300,000
March 31, 2008                               $34,300,000

            (p) Section 2.4(c) of the Credit Agreement is hereby amended (i) to replace the term "Fourth Amendment Effective Date" with the term "Eighth Amendment Effective Date" and (ii) to replace the term "Tranche D Term Loan Commitments" with the term "Tranche E Term Loan Commitments".

            (q) Section 2.18 of the Credit Agreement is hereby amended (i) to insert the phrase "Tranche E Term Loan Percentages," in clause (a) immediately after the phrase "Tranche D Term Loan Percentages," and (ii) to insert the following proviso immediately at the end of the third sentence of clause (b):
"and, provided further that, each payment (including each prepayment) of the Tranche E Term Loans shall be applied to the installments of such Tranche E Term Loans, first, in direct order of maturity for the four quarterly installments due immediately after the date of such payment and, second, with respect to any remainder, to the remaining installments thereof in inverse order of maturity".

            (r) Section 4.16 of the Credit Agreement is hereby amended to insert the following sentence at the end thereof: "The proceeds of the Tranche E Term Loans to be drawn on the Eighth Amendment Effective Date shall be used to repay on the Eighth Amendment Effective Date the Tranche D Term Loans."

            (s) Exhibit G-1 to the Credit Agreement is hereby amended to insert "[E]" after "[A] [B] [C] [D]" throughout such Exhibit.

2. AMENDMENTS TO CREDIT AGREEMENT RELATING TO ADDITIONAL REVOLVING CREDIT FACILITY.

            (a) The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                  "Additional Revolving Credit Facility": as defined in Section
            2.24(a).

                  "New Lender": as defined in Section 2.24(d).

                  "New Lender Supplement": as defined in Section 2.24(d).

            (b) The Credit Agreement is hereby amended to insert the following new Section 2.24:

                  "Section 2.24 Additional Revolving Credit Facility.

                  (a) The Borrower and any Lender or Lenders (including any New
            Lender) may, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), on one occasion on or after the Eighth Amendment Effective Date, agree that such Lender or Lenders shall provide an additional revolving credit facility (the "Additional Revolving Credit Facility") by executing and delivering to the Administrative Agent a notice specifying (i) the aggregate amount of the Additional Revolving Credit Facility and (ii) the effective date of the Additional Revolving Credit Facility. The aggregate amount of the Additional Revolving Credit Facility shall be in a minimum amount of $5,000,000 and an integral multiple of $1,000,000 in excess thereof and shall not exceed $50,000,000. The Borrower agrees to offer to each Revolving Credit Lender the right to participate ratably in the Additional Revolving Credit Facility.

                  (b) This Agreement may be amended by the Borrower and the
            Administrative Agent to provide for the Additional Revolving Credit Facility by any Lender or Lenders (including any New Lender). Such amendment may provide, among other things, that (i) all loans and other obligations under the Additional Revolving Credit Facility shall be "Obligations" under and as defined in the Credit Agreement,
            (ii) the Additional Revolving Credit Facility and all loans and other obligations thereunder shall be secured by the Collateral to the same extent as the Loans and other Obligations under the Credit Agreement, (iii) the Additional Revolving Credit Facility shall share ratably in right of payment with the Revolving Credit Facility and (iv) all loans under the Additional Revolving Credit Facility shall be for all purposes "Loans" under and as defined in the Credit Agreement. No additional consents (including consent of the Required Lenders) shall be required, so long as (x) the aggregate amount of the Additional Revolving Credit Facility does not exceed $50,000,000, (y) subject to the terms of this Agreement, availability under the Additional Revolving Credit Facility terminates no earlier than the Scheduled Revolving Credit Termination Date and (z) the Applicable Margin on Revolving Extensions of Credit under the Additional Revolving Credit Facility is less than or equal to the Applicable Margin on Revolving Extensions of Credit under the Revolving Credit Facility.

                  (c) No Lender shall be obligated to commit or agree to provide any portion of the Additional Revolving Credit Facility. Neither any Issuing Lender nor any Agent shall be obligated in any way with respect to the Additional Revolving Credit Facility unless such Issuing Lender or such Agent agrees to be so obligated.

                  (d) Any additional bank, financial institution or other entity that, with the consent of the Borrower and the Administrative Agent (such consent not to be unreasonably withheld), elects to become a "Lender" under this Agreement in connection with the Additional Revolving Credit Facility shall execute a New Lender Supplement (each, a "New Lender Supplement"), substantially in the form of Exhibit N, whereupon such bank, financial institution or other entity (a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement."

            (c) The Credit Agreement is hereby amended by attaching a new Exhibit N thereto in the form attached hereto as Exhibit N.

3. AMENDMENT TO CREDIT AGREEMENT RELATING TO REPRICING OF REVOLVING CREDIT
LOANS.

            Annex A to the Credit Agreement hereby amended and restated in its entirety as set forth in Annex A attached hereto.

4. CONDITIONS TO EFFECTIVENESS OF THE AMENDMENTS SET FORTH IN SECTIONS 1 AND 2 OF THIS AMENDMENT. The effectiveness of the amendments contained in Sections 1 and 2 of this Amendment are conditioned upon satisfaction of the following conditions (the date on which all such conditions have been satisfied being referred to herein as the "Eighth Amendment Effective Date"); provided, however, if all of the conditions to the effectiveness of the amendments contained in
Section 3 are satisfied as set forth in Section 5, then the amendments set forth in Section 2 shall never become effective notwithstanding satisfaction of the conditions set forth in this Section 4:

            (a) the Administrative Agent shall have received signed written authorization from the requisite Lenders to execute this Amendment on behalf of such Lenders, and shall have received counterparts of this Amendment signed by the Borrower, and counterparts of the consent of the Subsidiary Guarantors attached hereto as Annex 1 (the "Consent") executed by each of the Subsidiary Guarantors;

            (b) each of the representations and warranties in Section 6 below shall be true and correct in all material respects on and as of the Eighth Amendment Effective Date;

            (c) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented on or before the Eighth Amendment Effective Date;

            (d) the Administrative Agent shall have received (i) commitments from banks and other financial institutions with respect to the Tranche E Term Loans in an aggregate principal amount equal to $140,000,000 and (ii) as applicable (x) a fully executed Lender Addendum with respect to each such bank or other financial institution committing to fund such Tranche E Term Loans (and pursuant to which on the Eighth Amendment Effective Date such bank or other financial institution shall become a Tranche E Term Loan Lender, for all purposes under the Credit Agreement) or (y) a fully executed Conversion Notice in the form attached hereto as Annex 2 with respect to each Tranche D Term Lender electing to convert its Tranche D Term Loans into Tranche E Term Loans (and pursuant to which on the Eighth Amendment Effective Date a portion of the outstanding principal amount of Tranche D Term Loans held by such Lender shall convert into Tranche E Term Loans);

            (e) the Administrative Agent shall be satisfied that, simultaneously with the borrowing of the Tranche E Term Loans on the Eighth Amendment Effective Date, the Tranche D Term Loans will be repaid in full by the Borrower with proceeds from Tranche E Term Loans, Revolving Credit Loans and/or loans borrowed under the Additional Revolving Credit Facility;

            (f) the Borrower shall have paid to each of the Lenders authorizing the Administrative Agent to execute this Amendment, an amendment fee equal to the product of 0.05% multiplied by the sum of such Lender's Revolving Credit Commitment plus the principal amount of such Lender's Tranche E Term Loans outstanding immediately after giving effect to this Amendment; and

            (g) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

5. CONDITIONS TO EFFECTIVENESS OF THE AMENDMENT SET FORTH IN SECTION 3 OF THIS AMENDMENT. The amendments contained in Section 3 of this Amendment shall be effective as of the Eighth Amendment Effective Date upon satisfaction of the following conditions on or prior to such date:

            (a) the Administrative Agent shall have received signed written authorization from all Revolving Credit Lenders to execute this Amendment on behalf of such Lenders, and shall have received counterparts of this Amendment signed by the Borrower, and counterparts of the Consent executed by each of the Subsidiary Guarantors;

            (b) the Administrative Agent shall be satisfied that, simultaneously with the borrowing of the Tranche E Term Loans on the Eighth Amendment Effective Date, the Tranche D Term Loans will be repaid in full by the Borrower with proceeds from Tranche E Term Loans and Revolving Credit Loans; and

            (c) the conditions set forth in Sections 4(b), (c), (d), (f) and(g) shall have been satisfied.

6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

            (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). Each of the Subsidiary Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent. The execution, delivery and performance (i) by the Borrower of this Amendment and the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby and (ii) by the Subsidiary Guarantors of the Consent, in each case, have been duly approved by all necessary corporate or other organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person are necessary to consummate such transactions.

            (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each of the Subsidiary Guarantors. Each of this Amendment and the Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents (i) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by laws relating to the enforcement of creditors' rights and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment or the Consent or performance of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to realize thereon.

            (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

            (d) No Conflicts. Neither the execution and delivery of this Amendment or the Consent, nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or thereof or of the Credit Agreement (as modified hereby) by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) (i) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (ii) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

            (e) No Default. Both before and after giving effect to this Amendment and the transactions contemplated hereby, no event has occurred and is continuing that constitutes a Default or Event of Default.

7. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT.

            (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

            (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

9. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                         CORRECTIONS CORPORATION OF AMERICA,
                         as Borrower

                         By:  /s/ John D. Ferguson
                             ---------------------------------------------------
                             Name: John D. Ferguson
                             Title: Chief Executive Officer and President

                         LEHMAN COMMERCIAL PAPER INC.,
                         as Administrative Agent and on behalf of the Required Lenders and all Revolving Credit Lenders

                         By:  /s/ Ritam Bhalla
                             --------------------------------------------------
                             Name: Ritam Bhalla
                             Title: Authorized Signatory

                        [signatures continued next page]

                                                                         Annex 1
                        CONSENT OF SUBSIDIARY GUARANTORS

            Each of the undersigned is a Subsidiary Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guarantee and Security Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature page follows]

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Subsidiary Guarantors as of April 18, 2005.

                             CCA OF TENNESSEE, LLC
                             PRISON REALTY MANAGEMENT, INC.
                             TECHNICAL AND BUSINESS INSTITUTE OF AMERICA, INC. CCA INTERNATIONAL, INC.
                             CCA PROPERTIES OF AMERICA, LLC
                             CCA PROPERTIES OF ARIZONA, LLC
                             CCA PROPERTIES OF TENNESSEE, LLC
                             CCA WESTERN PROPERTIES, INC.

                             By /s/ John D. Ferguson
                                ------------------------------------------------
                             Name: John D. Ferguson
                             Title: Chief Executive Officer

                             CCA PROPERTIES OF TEXAS, L.P.

                             By /s/ John D. Ferguson
                                ------------------------------------------------
                             Name: John D. Ferguson
                             Title: Chief Executive Officer, CCA Properties of
                                    America, LLC, as General Partner

                             TRANSCOR AMERICA LLC

                             By /s/ Todd J. Mullenger
                                ------------------------------------------------
                             Name: Todd J. Mullenger
                             Title: Vice President, Treasurer

                                                                         Annex 2

                                CONVERSION NOTICE

            Reference is made to (a) the Third Amended and Restated Credit Agreement dated as of May 3, 2002 (as amended from time to time prior to the date hereof, the "Credit Agreement"), among Corrections Corporation of America, a Maryland corporation (the "Borrower"), the banks and other financial institutions and entities from time to time party thereto (the "Lenders") and Lehman Commercial Paper Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and (b) the proposed Eighth Amendment to the Credit Agreement (the "Eighth Amendment"). Capitalized terms used but not otherwise defined herein are used with the meanings attributed thereto in the Credit Agreement.

            The undersigned Lender hereby irrevocably and unconditionally elects to convert $[______________] of the outstanding principal amount of the Tranche D Term Loan held by such Lender (such amount being equal to such Lender's pro rata share of Tranche D Term Loans immediately prior to the effectiveness of the Eighth Amendment, expressed as a percentage, multiplied by $140,000,000) into a Tranche E Term Loan (as defined in the Eighth Amendment) in a principal amount equal to the amount of the Tranche D Term Loan converted hereby, effective only if, and only as and when the Eighth Amendment becomes effective in accordance with its terms.

            This Conversion Notice shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

            This Conversion Notice may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            IN WITNESS WHEREOF, the parties hereto have caused the Conversion Notice to be duly executed and delivered by their proper and duly authorized officers as of this [__] day of April, 2005.

                                                ________________________________

                                                By: ____________________________
                                                Name:
                                                Title:

                                                                         Annex A

            PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS
                            AND TRANCHE C TERM LOANS

                                   Applicable Margin for                 Applicable Margin for Base
                                     Eurodollar Loans                            Rate Loans
                              ---------------------------------       --------------------------------
                                                   Revolving                              Revolving
                                                 Credit Loans                           Credit Loans
 Consolidated                  Tranche C         and Swing Line        Tranche C        and Swing Line       Commitment
Leverage Ratio                Term Loans             Loans            Term Loans            Loans             Fee Rate
----------------------        ----------         --------------       ----------        --------------       ----------
> or = 4.00                      2.75%               1.50%              1.75%               0.50%              0.375%
< 4.00 and > or = 3.50           2.50%               1.50%              1.50%               0.50%              0.375%
< 3.50 and > or = 3.00           2.50%               1.50%              1.50%               0.50%              0.375%
< 3.00                           2.50%               1.50%              1.50%               0.50%              0.375%

Changes in the Commitment Fee Rate and the Applicable Margin with respect to Tranche C Term Loans, Revolving Credit Loans and Swing Line Loans resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.0 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 4.0 to 1.0. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.

                                                                       EXHIBIT N

                          FORM OF NEW LENDER SUPPLEMENT

            SUPPLEMENT, dated as of _________ ___, 200__ (this "Supplement"), to the Credit Agreement, dated as of May 3, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Corrections Corporation of America, a Maryland corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent"), Lehman Brothers Inc., as lead arranger and sole book-running manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, and Societe Generale, as documentation agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                                  WITNESSETH:

            WHEREAS, the Credit Agreement provides in Section 2.24(d) thereof that any bank, financial institution or other entity may become a party to the Credit Agreement with the consent of the Borrower and the Administrative Agent (which consent, in the case of the Administrative Agent, shall not be unreasonably withheld) by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

            WHEREAS, the undersigned now desires to become a party to the Credit Agreement as a Lender thereunder;

            NOW, THEREFORE, the undersigned hereby agrees as follows:

            1. The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a commitment under the Additional Revolving Credit Facility of $_____________.

            2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement and each other Loan Document existing as of the date of this Supplement, together with copies of the financial statements referred to in Section 6.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement;
      (c) agrees that it has made and will, independently and without reliance upon any of the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the

      Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and each of the other Loan Documents and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement or the other Loan Documents are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.20 of the Credit Agreement.

            3. The undersigned's address for notices for the purposes of the Credit Agreement is as follows:

             [insert address, telephone number and facsimile number]

                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                                    [INSERT NAME OF LENDER]

                                                    By: _______________________
                                                        Name:
                                                        Title:

Accepted this _____ day of
______________, 200_

CORRECTIONS CORPORATION OF AMERICA

By: ____________________________________
  Title:

Accepted this ____ day of
______________, 200_

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By: ___________________________
  Title: